Summary Of Significant Accounting Policies (Policy)	12 Months Ended
Dec. 31, 2011
Summary Of Significant Accounting Policies [Abstract]
Organization And Financial Statement Presentation

Organization and Financial Statement Presentation

Quest Software, Inc. was incorporated in California in 1987 and reincorporated in Delaware in 2009. We are a leading developer and vendor of enterprise systems management software products. We also provide consulting, training, and support services to our customers. We have wholly-owned research and development subsidiaries and sales subsidiaries for marketing, distribution, and support of our products and services in the United States and abroad. References to "Quest," "Quest Software," the "Company," "we," "us," or "our" refer to Quest Software, Inc. and its consolidated subsidiaries.

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America ("GAAP") and include our accounts and those of our majority owned subsidiaries. Intercompany transactions are eliminated. We present noncontrolling interest within the equity section in our consolidated balance sheets. Noncontrolling interest that is redeemable at the option of the minority shareholder is presented outside of permanent equity. As such, the redeemable noncontrolling interest is reported in the mezzanine section as temporary equity in our consolidated balance sheets. We present the amount of consolidated net income that is attributable to Quest Software, Inc. and the noncontrolling interest in our consolidated income statements. Furthermore, we disclose the amount of comprehensive income that is attributable to Quest Software, Inc. and the noncontrolling interest in our consolidated statements of equity and comprehensive income.

Impact Of Change In Statement Of Cash Flows Presentation To Prior Periods

Impact of Change in Statement of Cash Flows Presentation to Prior Periods

We maintain positions in certain foreign currencies which may at times create unrealized gains or losses. Unrealized foreign currency gains/losses should be presented as an adjustment to reconcile net income to net cash provided by operating activities in our consolidated statement of cash flows. Effective during the third quarter of 2011, we presented such unrealized foreign currency gains/losses in our consolidated statement of cash flows. This change impacts our cash flow presentation and does not impact earnings or cash balances. Management has concluded that this change of presentation is not material to any periods affected. The following represents the details of the impact to previously reported statement of cash flows to conform to the current year presentation (in thousands):

	Year Ended December 31, 2010			Year Ended December 31, 2009
	As Previously Reported	As Adjusted	Impact	As Previously Reported	As Adjusted	Impact
Unrealized foreign currency losses, net	$—	$1,963	$1,963	$—	$2,282	$2,282
Changes in operating assets and liabilities, net of effects of acquisitions	11,840	12,246	406	19,535	21,639	2,104

Net cash provided by operating activities	185,309	187,678	2,369	153,286	157,672	4,386
Effect of exchange rate changes in cash and cash equivalents	910	(1,459)	(2,369)	(2,451)	(6,837)	(4,386)

Net impact to cash and cash equivalents			$—			$—

The adjusted consolidated statement of cash flows for the periods ended March 31, 2011 and June 30, 2011 will be presented as comparative financial statements in our filing of Form 10-Q for the quarterly period ended March 31, 2012 and June 30, 2012.

Correction of Tax Error Related To Prior Periods

Correction of a Tax Error Related to Prior Periods

During March 2012, we discovered an error in the historical Australian income tax returns of our wholly-owned subsidiary, Quest Software Pty. Ltd., related to an incorrectly claimed research and development benefit that resulted in a cumulative liability including income tax, interest and penalties of $14.5 million. The error impacts multiple prior periods back to the year ended December 31, 1999. We have concluded that this error has not caused a material misstatement within any previously issued consolidated financial statement for any period. However, if the cumulative effect of the income taxes, interest and penalties were to be included solely within the first quarter of 2012, it would be material to that quarter's results. Thus, after considering Staff Accounting Bulletin Release No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements", we have corrected the Consolidated Financial Statements for the fiscal years ended December 31, 2011, 2010, and 2009 (the "Corrected Consolidated Financial Statements"), which prior to the corrections were filed previously with Quest's Annual Report on Form 10-K for the period ended December 31, 2011. The impact of this tax correction to our previously reported consolidated financial statements is summarized in the tables below (in thousands, except per share data):

Tax Correction:

	Increase (Decrease) to Income Statement Accounts				Increase (Decrease) to Balance Sheet Accounts
	Income Tax Provision		Other Income/ Expense	Net Income	Year ended		Cumulative
Year Ended	R&D Deduction Error	Interest & Penalties	Foreign Currency (Gain)Loss	Total	Income Taxes Payable	Deferred Tax Asset	Income Taxes Payable	Deferred Tax Asset	Retained Earnings
Cumulative 1999 through 2006	$3,284	$1,792	$1,080	$6,156	$6,677	$521	$6,677	$521	$6,156
2007	—	599	752	1,351	1,597	246	8,274	767	7,507
2008	—	538	(1,574)	(1,036)	(997)	39	7,277	806	6,471
2009	—	341	1,842	2,183	2,574	391	9,851	1,197	8,654
2010	989	479	1,377	2,845	3,240	395	13,091	1,592	11,499
2011	220	948	(52)	1,116	1,391	275	14,482	1,867	12,615

Total	$4,493	$4,697	$3,425	$12,615	$14,482	$1,867

Corrected Consolidated Balance Sheets:

	December 31, 2011			December 31, 2010
	As Previously Reported	As Corrected	Increase/ (Decrease)	As Previously Reported	As Corrected	Increase/ (Decrease)
Deferred income taxes, net - current	$19,780	$21,647	$1,867	$6,677	$8,269	$1,592
Total current assets	496,201	498,068	1,867	681,427	683,019	1,592
Total assets	1,697,651	1,699,518	1,867	1,635,584	1,637,176	1,592
Income taxes payable - current	—	14,482	14,482	—	13,091	13,091
Total current liabilities	591,101	605,583	14,482	417,939	431,030	13,091
Total liabilities	795,502	809,984	14,482	603,318	616,409	13,091
Retained earnings	345,672	333,057	(12,615)	301,697	290,198	(11,499)
Total Quest Software Inc. stockholders' equity	867,200	854,585	(12,615)	1,032,266	1,020,767	(11,499)
Total equity	880,149	867,534	(12,615)	1,032,266	1,020,767	(11,499)
Total liabilities and equity	1,697,651	1,699,518	1,867	1,635,584	1,637,176	1,592

Corrected Consolidated Income Statements:

	Year Ended December 31, 2011			Year Ended December 31, 2010			Year Ended December 31, 2009
	As Previously Reported	As Corrected	Increase/ (Decrease)	As Previously Reported	As Corrected	Increase/ (Decrease)	As Previously Reported	As Corrected	Increase/ (Decrease)
Other (expense) income, net	$(4,802)	$(4,750)	$(52)	$(5,657)	$(7,034)	$(1,377)	$2,549	$707	$(1,842)
Income before income tax provision	85,723	85,775	(52)	114,919	113,542	(1,377)	86,037	84,195	(1,842)
Income tax provision	33,657	34,825	1,168	16,352	17,820	1,468	15,678	16,019	341
Net income	52,066	50,950	(1,116)	98,567	95,722	(2,845)	70,359	68,176	(2,183)
Net income attributable to Quest Software, Inc.	43,975	42,859	(1,116)	98,567	95,722	(2,845)	70,359	68,176	(2,183)
Net income per share:
Basic	$0.50	$0.49	$(0.01)	$1.09	$1.06	$(0.03)	$0.77	$0.74	$(0.03)
Diluted	$0.49	$0.48	$(0.01)	$1.06	$1.03	$(0.03)	$0.75	$0.72	$(0.03)

Corrected Consolidated Statements of Cash Flows:

	Year Ended December 31, 2011			Year Ended December 31, 2010			Year Ended December 31, 2009
	As Previously Reported	As Corrected	Increase/ (Decrease)	As Adjusted (1)	As Corrected	Increase/ (Decrease)	As Adjusted (1)	As Corrected	Increase/ (Decrease)
Net income	$52,066	$50,950	$(1,116)	$98,567	$95,722	$(2,845)	$70,359	$68,176	$(2,183)
Unrealized foreign currency losses, net	4,217	4,165	(52)	1,963	3,340	1,377	2,282	4,124	1,842
Changes in operating assets and liabilities:
Deferred income taxes	4,426	4,145	(281)	6,286	6,081	(205)	2,376	2,229	(147)
Income taxes payable	24,169	25,618	1,449	(23,692)	(22,019)	1,673	(3,118)	(2,630)	488

Net cash provided by operating activities	195,035	195,035	$—	187,678	187,678	$—	157,672	157,672	$—

(1)	Refer to the above section "Impact of Change in Consolidated Statement of Cash Flows Presentation to Prior Periods".

The corrected consolidated income statements and consolidated statement of cash flows for the periods ended March 31, 2011, June 30, 2011 and September 30, 2011 will be presented as comparative financial statements in our filing of Form 10-Q for the quarterly periods ended March 31, 2012, June 30, 2012 and September 30, 2012.

On April 27, 2012, Quest Software Pty. Ltd., filed a voluntary disclosure request with the Australian Tax Office ("ATO") and paid all outstanding taxes due for all impacted tax years which amounted to $6.5 million. Further discussions with the ATO will focus on negotiating interest and penalty amounts to be remitted as a result of the understated taxes.

Tax Adjustment Related To Prior Periods

Tax Adjustment Related to Prior Periods

During the 2010 year-end close process, we discovered that approximately $6.8 million in tax reserves should have been released in prior periods upon the lapsing of statutes of limitations in federal taxing jurisdictions. The release of these tax reserves would have resulted in higher net income and earnings per share than previously reported for the prior interim periods and the year ended December 31, 2009. In 2010, we recorded a year-end adjustment of $6.8 million and management has concluded that this correction is not material to any periods affected. The impact of the year-end adjustment for the three months and twelve months ended December 31, 2010 was an increase in net income of $6.8 million and an increase in diluted earnings per share of $0.07. The impact to prior interim periods for the income statement would have been an increase in net income of $2.1 million, $0.1 million and $4.6 million for the three months ended September 30, 2010, December 31, 2009 and September 30, 2009, respectively and an increase in diluted earnings per share of $0.02, $— and $0.05 for the three months ended September 30, 2010, December 31, 2009 and September 30, 2009, respectively. The impact to fiscal year 2009 would have been an increase in net income of $4.7 million and an increase in diluted earnings per share of $0.05 for the twelve months ended December 31, 2009. The impact to prior periods for the balance sheet would have been a decrease in non-current deferred income taxes of $1.0 million and a decrease in long-term income taxes payable of $7.8 million as of September 30, 2010, a decrease in non-current deferred income taxes of $0.7 million and a decrease in long-term income taxes payable of $5.4 million as of December 31, 2009, and a decrease in non-current deferred income taxes of $0.7 million and a decrease in long-term income taxes payable of $5.3 million as of September 30, 2009, respectively.

Use Of Estimates

Use of Estimates

The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash Equivalents And Investments

Cash Equivalents and Investments

We consider highly liquid investments with original maturities of three months or less at the date of purchase to be cash equivalents. Cash equivalents consist primarily of AAA-rated money market funds in all periods presented. Investments consist of available-for-sale or trading securities as defined in Accounting for Certain Investments in Debt and Equity Securities. These investments are recorded at fair value and are classified as investments in the accompanying consolidated balance sheets. The changes in fair values on trading securities are recorded as a component of Other (expense) income, net. The changes in fair values, net of applicable taxes, on available-for-sale investment securities are recorded as unrealized gains (losses) as a component of accumulated other comprehensive income in stockholders' equity. Realized gains and losses and declines in value judged to be other-than-temporary on available-for-sale securities are included in Other (expense) income, net. The cost basis for realized gains and losses on available-for-sale securities is determined on a specific identification basis. Investments are made based on our investment policy which restricts the types of investments that can be made. We have classified available-for-sale and trading securities as short-term or long-term based primarily on the maturity date of the related securities.

Concentration Of Credit Risk

Concentration of Credit Risk

Financial instruments that potentially subject us to credit risk include cash and cash equivalents, investments and accounts receivable. We believe that credit risks related to our investment portfolio are moderated by limitations we place on our exposure to any one issuer and credit risks on accounts receivable are moderated by the diversity of our products, customers and geographic sales areas. We monitor extensions of credit and have not experienced significant credit losses in the past. We maintain an allowance both for bad debts and for sales returns and cancellations and such losses and returns have historically been within management's expectations. No single customer accounted for 10% or more of our total revenues or accounts receivable for the years ended December 31, 2011, 2010 or 2009.

Allowances For Doubtful Accounts And Returns

Allowances for Doubtful Accounts and Returns

We record allowances for doubtful accounts based upon a specific review of significant outstanding invoices and/or our historical write-off experience. We also record an allowance for estimated sales returns and cancellations on product and service-related sales in accordance with GAAP. These estimates are based on historical sales returns and other known factors.

Other Assets

Other Assets

The following table summarizes our other assets by asset type at the dates indicated (in thousands):

Asset Type	December 31
	2011	2010
Cost method investments	$46,072	$14,304
Income taxes receivable	828	2,092
Lease security deposits	3,223	2,678
Non-current restricted cash (1)	2,477	1,040
Other	3,027	1,729

Total Other Assets	$55,627	$21,843

(1)	As of December 31, 2011, this relates primarily to holdback arrangements designated in relation to certain acquired companies during the year. As of December 31, 2010, this is primarily cash restricted as a condition to certain non-US facility leases.

Cost method investments are investments made in non-consolidated companies accounted for under the cost method given that we do not have the ability to exercise significant influence over these companies' operations. These investments were made in early stage private companies and private equity funds for business and strategic purposes. We may make additional investments of this nature in the future. We periodically monitor our investments for impairment and will record reductions in carrying values if and when necessary. The evaluation process is based on information that we request from these privately-held companies. This information is not subject to the same disclosure regulations as U.S. public companies and, as such, the basis for these evaluations is subject to the timing and the accuracy of the data received from these companies. As part of this evaluation process, our review includes but is not limited to a review of each company's cash position, recent financing activities, financing needs, earnings and revenue outlook, operational performance, management or ownership changes, and impacts from competitive pressures to the extent that we have access to such information. If we were to subsequently determine that the carrying value of our investment in a company is at an amount above fair value, an adjustment will be made in that corresponding period resulting in a charge against earnings for the write-down.

Property And Equipment

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are provided using the straight-line method over the following estimated useful lives:

Years
Building	30
Furniture and fixtures	7
Machinery and equipment	7
Computer equipment	3-5
Computer software	3-7

Leasehold improvements are amortized over the shorter of the estimated useful lives of the improvements or the term of the related lease. Repair and maintenance costs associated with property, equipment and leasehold improvements are expensed as incurred.

Software licenses are recorded at cost and are amortized over the shorter of the estimated useful lives of the related products or the term of the license, generally three years.

We capitalize external direct costs of materials and services used in developing or obtaining internal-use computer software and amortize these costs using the straight-line method over the estimated useful life of the software, which range from 3 to 7 years. Costs of significant upgrades and enhancements that result in additional functionality are also capitalized, whereas costs incurred for maintenance and minor upgrades and enhancements are expensed as incurred.

Business Acquisitions And Related Intangible Assets

Business Acquisitions and Related Intangible Assets

For business acquisitions, we recognize separately from goodwill the identifiable assets acquired, the liabilities assumed, and any noncontrolling interests in an acquiree, which are measured at the acquisition date fair value. We use significant estimates and assumptions, including fair value estimates, as of the business combination date and refine those estimates that are provisional, as necessary, during the measurement period. The measurement period is the period after the acquisition date, not to exceed one year, in which we may gather new information about facts and circumstances that existed as of the acquisition date to adjust the provisional amounts recognized. Measurement period adjustments are applied retrospectively. All other adjustments are recorded to the income statement. Costs to effect an acquisition are recorded in general and administrative expenses on the consolidated income statements as the expenses are incurred.

Goodwill arising from acquisitions is measured as the excess of consideration transferred over the net amounts of the identifiable assets acquired and the liabilities assumed at the acquisition date. We test goodwill for impairment at the reporting unit level on an annual basis in the fourth quarter or more frequently if we believe indicators of impairment exist. The carrying amount of goodwill was considered recoverable at December 31, 2011, based on the results of our goodwill impairment evaluation performed in the fourth quarter of 2011. As of December 31, 2011, the fair values of goodwill were substantially in excess of the carrying amounts of goodwill for all our reporting units.

Intangible assets are recorded at the estimated fair value of acquired technology, in-process research and development ("IPR&D"), customer relationships, non-compete agreements, trademarks and trade names acquired and amortized using the straight-line method over estimated useful lives. The estimated useful lives of the intangible assets being amortized range from two to fifteen years. The estimated fair values of trade names associated with ScriptLogic Corporation ("ScriptLogic") acquired in 2007 and PacketTrap Networks, Inc. acquired in 2009 were assigned indefinite useful lives and are not being amortized. During the fourth quarter of 2011, the trade name related to ScriptLogic became impaired due to the integration and branding of ScriptLogic products with Quest products (please refer to Note 6 – Goodwill and Intangibles Assets, Net for more details on impairment of intangible assets). Accumulated amortization of intangible assets was $251.9 million and $203.6 million at December 31, 2011 and 2010, respectively.

Noncontrolling Interest

Noncontrolling Interest

The noncontrolling interest in a subsidiary is initially recognized at estimated fair value on acquisition date and is presented within total equity in our consolidated balance sheets. We track the carrying amount of noncontrolling interest at acquisition-date fair value plus an allocation of subsidiary earnings based on ownership interest. Noncontrolling interest that has redemption features outside our control is accounted for as redeemable noncontrolling interest and is recorded as temporary equity. Noncontrolling interest that is redeemable at other than fair value is recorded at the higher of its carrying amount or redemption value if the shareholders were to exercise their put right. The adjustment to the carrying amount of the redeemable noncontrolling interest to the redemption value is recorded in net income attributable to the noncontrolling interest, thereby directly affecting net income attributable to Quest Software, Inc. Net income per share is calculated based on net income attributable to Quest Software, Inc. stockholders. Acquisitions of redeemable noncontrolling interests are treated as equity transactions.

Long-Lived Assets

Long-Lived Assets

Long-lived assets to be held and used are reviewed for events or changes in circumstances, which indicate that their carrying value may not be recoverable. We periodically review the carrying value of long-lived assets to determine whether or not impairment to such value has occurred.

Derivative Instruments

Derivative Instruments

Foreign Exchange Risk Management Policy

In 2009, our Board of Directors approved our Foreign Exchange Risk Management Policy. The policy identifies target exposures such as balance sheet, cash flow and income statement risks, program objectives, approved financial instruments and counterparties, accounting and tax treatment, as well as oversight, reporting and controls. The functional currency of all our subsidiaries is the U.S. Dollar. Our exposure to foreign exchange risk is composed of the combination of our foreign operations' revenues and cash expenses denominated in currencies other than the U.S. Dollar, as well as our net balances of monetary assets and liabilities within our foreign subsidiaries. These exposures have the potential to produce either gains or losses depending on the directional movement of the foreign currencies versus the U.S. Dollar and our operational profile in foreign subsidiaries. Certain balance sheet items are re-measured each period and the changes in value are recorded within Other (expense) income, net.

FASB's authoritative guidance on derivative instruments and hedging activities requires that we recognize all derivative instruments on the balance sheet at fair value. If certain conditions are met, hedge accounting may be applied and the derivative instrument may be specifically designated as: (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or unrecognized firm commitment, referred to as a fair value hedge, or (b) a hedge of the exposure to the variability of cash flows of a recognized asset, liability or forecasted transaction, referred to as a cash flow hedge, or (c) a hedge of the foreign currency exposure of an unrecognized firm commitment, a recognized asset or liability, a forecasted transaction or a net investment in a foreign operation, referred to as a foreign currency hedge.

In the case of a qualifying cash flow hedge, changes in the value of the derivative instruments that are highly effective are recognized in Accumulated other comprehensive income ("AOCI") on the consolidated balance sheets, until the hedged item is recognized in the consolidated income statements. The ineffective portion of a derivative's change in fair value is recognized through the consolidated income statements. Upon the occasional termination of a cash flow hedge, the remaining cost of that hedge is amortized over the remaining life of the hedged item in proportion to the change in the hedged forecasted transaction. We have derivatives in place to hedge the exposure to the variability in future cash flows for revenues and forecasted research and development cash expenses. We formally document all qualifying hedge relationships, as well as our risk management objective and strategy for undertaking each hedge transaction. Derivatives that are non-designated hedges are adjusted to fair value through the consolidated income statements. Quest does not use derivative instruments for speculative purposes. Please refer to Note 15 – Derivative Instruments for a full description of our derivative activities.

Fair Value Of Financial Instruments

Fair Value of Financial Instruments

The carrying amounts of our financial instruments including cash and cash equivalents, investments in available-for-sale and trading securities, accounts receivable, derivatives, accounts payable, accrued liabilities and loans payable approximate their respective fair values because of the relatively short period of time between origination of the instruments and their expected realization or liquidation, or because they are carried at fair value. We measure fair value based on applicable accounting guidance. The guidance defines fair value measurements, establishes a framework for measuring fair value and outlines a fair value hierarchy based on the inputs to valuation techniques used to measure fair value. The standard categorizes the inputs to valuation techniques into a three-level hierarchy based on the extent to which the measurement relies on observable market inputs in measuring fair value. Assets and liabilities are classified within this hierarchy in their entirety based on the lowest level of any input that is significant to the fair value measurement. Financial instruments carried at fair value under Level 1 include inputs based on unadjusted quoted prices in active markets for those identical financial instruments. The financial instruments recorded under Level 2 are valued primarily utilizing inputs or prices that are observable in the marketplace, can be derived from observable market data or corroborated by observable levels at which transactions are executed. Because financial instruments classified as Level 3 are generally based on unobservable inputs, the process to determine fair value is generally more subjective and involves management judgment and assumptions. These assumptions may have a significant effect on our estimates of fair value, and the use of different assumptions as well as changes in market conditions could have a material effect on our results of operations or financial condition.

Please refer to Note 16 – Fair Value Measurements for further information, including the classification within the three-level hierarchy of all of our assets and liabilities carried in our consolidated balance sheets at fair value.

Revenue Recognition

Revenue Recognition

We derive revenues from three primary sources: (1) software licenses, (2) maintenance and support services and (3) professional services. We recognize revenue in accordance with FASB's authoritative guidance on software revenue recognition.

Before revenue can be recognized all of the following criteria must be satisfied:

(1)	Persuasive evidence of an arrangement exists – including a written contract signed by both the end customer and Quest.

(2)	Delivery has occurred – when all product and/or service that is essential to the functionality is delivered to the end customer.

(3)	The fee is fixed or determinable – when we have a signed contract that states the agreed upon fee for our product and/or service and specifies the related terms and conditions that govern that arrangement, and is free of material contingencies or significant uncertainty.

(4)	Collection is probable – assessed based on the probability of collection on a customer-by-customer basis based on payment history and our evaluation of the customer's financial position.

We license our products primarily through our direct sales force, our telesales force and indirect channels including value added resellers and distributors. For our direct sales, we utilize written contracts as the means to establish the terms and conditions upon which our products and services are sold to our end customers. For our indirect sales transactions, we accept orders from our resellers and distributors when they have existing orders from an end customer. Indirect sales through resellers are a growing proportion of our transaction volume. These transactions are generally handled via processes and policies that are similar to an end customer sale. We utilize written contracts coupled with purchase orders as the means to establish the terms and conditions of these indirect sales transactions. We recognize revenue from reseller and distributor transactions upon invoicing the order provided all other revenue recognition criteria have been met.

For those customers that have established a history of consistent, timely cash collection with us, we accept orders and simultaneously recognize revenue. For those customers that have not established a history of consistent, timely cash collection with us, we accept orders and defer revenue until cash collection occurs. The probability of collection criteria per GAAP is applied to each individual customer rather than to all direct sales or indirect sales in aggregate.

Most of our software products are "off the shelf" products that do not require customization. We initially capture value for our products by selling a software license to end customers. The fee for the first year of maintenance is included in, or bundled with, the perpetual software license at the time of initial sale. As such, the combination at initial sale of a perpetual software license and one year of maintenance services represents a "multiple-element" arrangement for revenue recognition purposes.

We account for the perpetual software license component of these multiple-element arrangements using the residual method, which requires recognition of the perpetual software license revenue once all software products have been delivered to the end customer and the only undelivered element is maintenance and professional services, if applicable. The value of the undelivered elements is determined based on vendor-specific objective evidence ("VSOE") of fair value and is deferred. The residual value, after allocation of the fee to the undelivered elements based on VSOE of fair value, is then allocated to the perpetual software license for the software products being sold.

Our maintenance services VSOE of fair value is determined by reference to the prices our customers pay for this support when it is sold separately; that is, when we enter into an arms-length, annual renewal transaction with customers where the only offering sold is maintenance. These standalone maintenance renewal transactions are typically for one year in duration and are priced as a targeted percentage of the initial, discounted purchase price. We bill these renewal transactions in advance of the services provided. We also sometimes offer customers the right to purchase maintenance for multiple annual periods beyond the first year. Revenue for our standalone sale of annual maintenance renewals in years two, three and beyond is recognized ratably over the support term. Sales of maintenance for multiple annual periods are treated similarly.

Our professional services VSOE of fair value is determined by reference to our established pricing and discounting practices for these services when sold separately. Our professional services are typically sold as time-and-materials based contracts that average approximately fifteen days in duration. Revenue from professional services is generally recognized as the services are performed in accordance with the underlying service contracts.

If we cannot objectively determine the fair value of any undelivered element (hardware, software, specific upgrade rights, etc.) in a bundled software and services arrangement, we defer revenue until all elements are delivered and services are performed, or until fair value can be objectively determined based on VSOE of fair value for any remaining undelivered elements.

In addition to perpetual software licenses, we sell a small amount of time-based software licenses (or term licenses) each year wherein customers pay a single fee for the right to use the software and receive maintenance for a defined period of time. Approximately 6% of our 2011 license revenue was generated by these time-based software licenses. All license and maintenance revenues on these term licenses are recognized ratably over the license term.

There are numerous factors that can affect our assessment of whether the revenue recognition criteria are satisfied. For example:

•

An arrangement with governing terms and conditions that extend payment terms beyond our customary and historical practices may indicate that collection is not probable. We assess whether fees are fixed or determinable at the time of sale and recognize revenue if all other requirements have been met. Our standard payment terms are 30 days but may vary based on the country in which the agreement is executed. We generally deem payments that are due within 6 months to be fixed and determinable based on collections history and thereby satisfy the required revenue recognition criterion.

•

An arrangement with a contractual clause indicating the transaction is contingent on the end customer's "satisfaction with and acceptance of" the product may yield a conclusion that the fee is not yet fixed or determinable. Substantially all of our software license arrangements do not include acceptance provisions. Since such acceptance provisions are not contained in our software license arrangements as standard provisions and the incidence of returns in accordance with such acceptance provisions cannot be reasonably estimated, if a contract does include such a provision we recognize revenue upon the earlier of receipt of written customer acceptance or expiration of the acceptance period.

•

We evaluate arrangements with governmental entities containing "fiscal funding" or "termination for convenience" provisions, when such provisions are required by law, to determine the probability of possible cancellation. We consider multiple factors, including the history with the customer in similar transactions, and the planning, budgeting and approval processes undertaken by the governmental entity. If we determine upon execution of these arrangements that the likelihood of cancellation is not likely, we then recognize revenue once all of the criteria described above have been met. If such a determination cannot be made, revenue is recognized upon the earlier of cash receipt or approval of the applicable funding provision by the governmental entity.

Our product return policy is reflected in our standard form license, maintenance and/or service agreements for end customers as well as for resellers and distributors. These agreements do not typically or expressly provide for product returns and cancellations as a matter of right. Quest maintains an allowance for sales returns and cancellations to cover the circumstances where the company accepts returns or cancellations on a discretionary basis even though not contractually obligated to do so. This allowance is intended only as an estimate of customer payment obligations associated with enforceable contracts for the delivery of products or services, which based on our history, we do not expect to collect.

We analyze various factors including our historical experience, the credit-worthiness of our customers, accounts receivable aging data, contractual terms and conditions and our current analysis of the collectability of accounts receivable in helping us make judgments about the level of allowances to hold for sales returns and cancellations. Changes in judgments on any of these factors could materially impact the timing and amount of revenue and costs recognized.

We recognize channel rebates in accordance with GAAP. The rebates provided to those who distribute our products are recorded as an offset to revenue as they are considered adjustments of the selling price of our products during the period of the corresponding order.

We also recognize some revenue on sales of multiple-element arrangements that include hardware and a combination of software, maintenance and professional services. We recognize revenue related to the nonessential software elements in accordance with the FASB's software revenue guidance. The remaining elements are excluded from the scope of software revenue guidance and revenue is recognized in accordance with the applicable guidance from the FASB.

Uncollected Deferred Revenue

Uncollected Deferred Revenue

Because of our revenue recognition policies, there are circumstances for which we are unable to recognize revenue relating to sales transactions that have been billed to customers where uncertainty exists regarding their ability or willingness to pay, and the related account receivable has not been collected. While the receivable represents an enforceable obligation, for balance sheet presentation purposes we have offset the deferred revenue with the related account receivable and no amounts appear in our consolidated balance sheets for such transactions. The aggregate amount of unrecognized accounts receivable and deferred revenue was $29.0 million and $33.0 million at December 31, 2011 and 2010, respectively.

Software Development Costs

Software Development Costs

Costs incurred in the research and development of new software products and enhancements to existing software products are expensed as incurred until technological feasibility has been established. After technological feasibility is established, any additional costs are capitalized in accordance with FASB's authoritative guidance on Accounting for the Costs of Computer Software to Be Sold, Leased or Otherwise Marketed until the product is available for general release. Because our current process for developing software is essentially completed concurrently with the establishment of technological feasibility, no software development costs have been capitalized as of December 31, 2011 and 2010.

Advertising Expenses

Advertising Expenses

We expense all advertising costs as incurred, and such costs were $9.4 million, $5.9 million and $4.5 million for the years ended December 31, 2011, 2010 and 2009, respectively. Advertising expenses are recorded within our operating expenses in our consolidated income statements.

Foreign Currency Translation

Foreign Currency Translation

In accordance with FASB's authoritative guidance on Foreign Currency Translation, the U.S. Dollar is considered to be the functional currency for each of our foreign subsidiaries, as such subsidiaries act primarily as an extension of our parent company's operations. The determination of functional currency is primarily based on the subsidiaries' relative financial and operational dependence on the parent company. Assets and liabilities in these subsidiaries are re-measured at current exchange rates, except for property and equipment, intangible assets, goodwill and deferred revenue, which are translated at historical exchange rates. Revenues and expenses are re-measured at average exchange rates in effect during the year except for revenues and costs related to the above mentioned balance sheet items which are translated at historical rates. Foreign currency gains and losses are included in Other (expense) income, net in the consolidated income statements. There was a net foreign currency (loss) gain of $(4.2) million, $(4.6) million and $1.8 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Income Taxes

Income Taxes

Income taxes are accounted for under the asset and liability method in accordance with FASB's authoritative guidance on Accounting for Income Taxes. Deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. We provide valuation allowances against the net deferred tax asset for amounts that are not considered more likely than not to be realized (Please refer to Note 10 – Income Taxes for disclosure of amounts related to deferred taxes and associated valuation allowances).

In accordance with FASBs guidance on Accounting for Uncertainty in Income Taxes, we perform a comprehensive review of our portfolio of uncertain tax positions regularly. In this regard, an uncertain tax position represents our expected treatment of a tax position taken in a filed tax return, or planned to be taken in a future tax return or claim, which has not been reflected in measuring income tax expense for financial reporting purposes. Until these positions are sustained by the taxing authorities, we have not recognized the tax benefits resulting from such positions and report the tax effects as a liability for uncertain tax positions in our consolidated balance sheets.

Taxes Collected From Customers And Remitted To Governmental Authorities

Taxes Collected from Customers and Remitted to Governmental Authorities

We present taxes collected from customers and remitted to governmental authorities in accordance with the guidance on How Taxes Collected from Customers and Remitted to Governmental Authorities Should Be Presented in the Income Statement (That Is, Gross versus Net Presentation), on a net basis.

Net Income Per Share Attributable To Quest Software, Inc. Stockholders

Net Income Per Share Attributable to Quest Software, Inc. Stockholders

Basic net income per share is computed by dividing net income attributable to Quest Software Inc. stockholders by the weighted-average number of common shares outstanding for the period. Diluted net income per share reflects the potential dilution of securities by including other common stock equivalents, including stock options and restricted stock units, in the weighted–average number of common shares outstanding for a period, if dilutive.

The table below sets forth the reconciliation of the denominator of the net income per share attributable to Quest Software, inc. stockholders (in thousands):

	Year Ended December 31
	2011	2010	2009
Shares used in computing basic net income per share	87,104	90,411	91,926
Dilutive effect of stock options and restricted stock units (1)	1,888	2,871	2,140

Shares used in computing diluted net income per share	88,992	93,282	94,066

(1)	Options to purchase 6,741, 6,524 and 6,314 shares of common stock were outstanding during 2011, 2010 and 2009, respectively, but were not included in the computation of diluted net income per share as inclusion would have been anti-dilutive.

Stock-Based Compensation

Stock-Based Compensation

We account for stock-based compensation using the fair value recognition provisions under GAAP. We estimate the fair value of stock options granted using a Black Scholes option valuation model and a single option award approach. We use historical data to estimate pre-vesting option forfeitures and record stock-based compensation expense only for those awards that are expected to vest. We amortize the fair value of stock options on a straight-line basis over the requisite service periods of the awards, which are generally the vesting periods. We value restricted stock units granted based on the market price of our common stock on the date of the grant. We amortize the value of restricted stock units on a straight-line basis over the restriction period. Please refer to Note 14 – Stock Based Compensation and Employee Benefit Plans for a description of our stock-based employee compensation plans and the assumptions we use to calculate the fair value of stock-based employee compensation.